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Exhibit 10.21

$200,000,000 9 1/2% Senior Notes due 2009
$260,000,000 11% Senior Notes due 2012
LABRANCHE & CO INC.
PURCHASE AGREEMENT

May 4, 2004

Credit Suisse First Boston LLC,
Eleven Madison Avenue,
New York, N.Y. 10010-3629

Dear Sirs:

        1.    Introductory.    LaBranche & Co Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston LLC (the "Initial Purchaser") (i) $200,000,000 principal amount of its 9 1/2% Senior Notes due 2009 (the "2009 Notes") and (ii) $260,000,000 principal amount of its 11% Senior Notes due 2012 (the "2012 Notes" and, together with the 2009 Notes, the "Offered Securities") to be issued under an indenture dated as of May 18, 2004 (the "Indenture"), between the Company and U.S. Bank National Association, as trustee (the "Trustee"), on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933 (the "Securities Act"), and hereby agrees with the Initial Purchaser as follows.

        The holders of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement of even date herewith between the Company and the Initial Purchaser (the "Registration Rights Agreement"), pursuant to which the Company agrees to file (i) a registration statement ("Exchange Offer Registration Statement") with the Securities and Exchange Commission (the "Commission") with respect to a proposed offer (the "Registered Exchange Offer") to the holders of the Offered Securities, to issue and deliver to such holders, in exchange for the Offered Securities, a like aggregate principal amount of debt securities (the "Exchange Securities") of the Company issued under the Indenture and identical in all material respects to the Offered Securities (except for the transfer restrictions relating to the Offered Securities and certain other provisions discussed in Section 6 of the Registration Rights Agreement) that would be registered under the Securities Act, and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act under certain circumstances specified in the Registration Rights Agreement.

        2.    Representations and Warranties of the Company.    The Company represents and warrants to, and agrees with, the Initial Purchaser that:

          (a)    A preliminary offering circular and an offering circular relating to the Offered Securities have been prepared by the Company. Such preliminary offering circular (the "Preliminary Offering Circular") and offering circular (the "Offering Circular"), as supplemented as of the date of this Agreement, together with any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities, are hereinafter collectively referred to as the "Offering Document". The Preliminary Offering Circular as of its date did not, and the Offering Circular on the date of this Agreement does not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. Except as disclosed in the Offering Document, on the date of this Agreement, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "2003 Form 10-K") filed with the SEC, and all subsequent reports to the 2003 Form 10-K (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. No stop order or decree preventing the use of the Offering Document, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for any such purpose has been commenced or is pending or, to the knowledge of the Company, is threatened.

          (b)    The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to carry on its business as described in the Offering Document and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing in a foreign jurisdiction would not have a material adverse effect on the business, condition (financial or other), properties, or results of operations of the Company and its subsidiaries set forth on Exhibit A hereto (each, a "Subsidiary" and collectively, the "Subsidiaries"), taken as a whole, or draw into question the validity of this Agreement or the Indenture or the Registration Rights Agreement (a "Material Adverse Effect"). As of the date hereof, the Subsidiaries constitute all of the Company's subsidiaries.

          (c)    Each Subsidiary has been duly incorporated or organized, as the case may be, and is an existing corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Offering Document; and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or leasing of property or the conduct of its business requires such qualification, except to the extent that a failure to be so qualified or in good standing in a foreign jurisdiction would not have a Material Adverse Effect. All of the issued and outstanding capital stock or membership interests, as the case may be, of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the Company, directly or through the Subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien").

          (d)    At December 31, 2003, the Company had an authorized capitalization as set forth in the Offering Document, and all currently outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights.

          (e)    The Indenture has been duly authorized by the Company; the Offered Securities have been duly authorized by the Company; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company, and such Offered Securities will have been duly executed, authenticated, issued and delivered by the Company, will conform to the description thereof contained in the Offering Document and be entitled to the benefits of the Indenture. The Indenture and such Offered Securities will constitute valid and legally binding obligations of the

  Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. On the Closing Date, the Indenture will conform in all material respects to the description thereof in the Offering Document and to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (f)    The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. On the Closing Date, the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Document.

          (g)    On the Closing Date, the Exchange Securities will have been duly authorized by the Company and when the Exchange Securities are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Securities will be entitled to the benefits of the Indenture and will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (h)    This Agreement has been duly authorized, executed and delivered by the Company.

          (i)    Neither the Company nor any of the Subsidiaries is (i) in violation of its charter, by-laws or other organizational documents or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective property is bound, except, in the case of clause (ii), for any such violation or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          (j)    The execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement by the Company, the compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or filing, or qualification with, any court or governmental or self regulatory body or agency (except such as may be required under federal securities laws, the securities or Blue Sky laws of the various states, the rules and regulations of the various self-regulatory organizations or the Trust Indenture Act), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (a) the charter, bylaws or other organizational documents of the Company or any of the Subsidiaries or (b) any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of its or their property is bound, except, in the case of clause (b), any such conflict, breach or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (iii) violate or conflict with any applicable statute, law, ordinance, administrative, governmental or self-regulatory organizational rule or regulation, or judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of the Subsidiaries or any of its or their property, except any such violation or conflict that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (iv) result in the imposition or creation of (or the obligation to create or impose) a material Lien under, any agreement or instrument to which the Company or any of the

  Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of its or their property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of the Subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

          (k)    Except as disclosed in the Offering Document, the Company and the Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from Liens that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company and the Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (l)    The Company and the Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual Property Rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Company or any of the Subsidiaries, individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

          (m)    Except as disclosed in the Offering Document or incorporated by reference into the Offering Document, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of the Subsidiaries is or could be a party or to which any of its or their property is or could be subject, that individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There are no such proceedings that materially adversely affect the issuance of the Offered Securities or any of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement. Except as disclosed in the Offering Document or incorporated by reference into the Offering Document, neither the Company nor any of the Subsidiaries is involved in any strike, job action or labor dispute with any group of its employees that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, and, to the knowledge of the Company, no such action or dispute is threatened.

          (n)    (i) Arthur Andersen LLP, which has certified certain financial statements of the Company and its consolidated subsidiaries and delivered its report with respect to certain of the audited consolidated financial statements and schedule incorporated by reference in the Offering Circular, were, at the time of delivery of such report, independent public accountants with respect to the Company within the meaning of the Securities Act and the Exchange Act and the then-applicable published rules and regulations thereunder.

            (ii)    KPMG LLP, which has certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to certain of the audited consolidated financial statements incorporated by reference in the Offering Circular, are independent public accountants with respect to the Company within the meaning of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder.

          (o)    The financial statements and financial statement schedule incorporated by reference in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis. The selected financial data set forth under the captions "Summary—Summary Historical Consolidated Financial Data" and "Selected Historical Consolidated Financial Data" in the Preliminary Offering Circular and the Offering Circular fairly present, on the basis stated in the Preliminary Offering Circular and the Offering Circular, the information included therein.

          (p)    The statistical and market-related data included in the Offering Document are based on or derived from sources that the Company believes to be reliable and accurate.

          (q)    The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (r)    Neither the Company nor any of the Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          (s)    There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

          (t)    Each of the Company and the Subsidiaries (i) has such concessions, permits, licenses, consents, exemptions, franchises, authorizations, orders, registrations, qualifications and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all federal, state and foreign governments, governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws and (ii) is a member in good standing of each federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization, in each case, as are necessary to own, lease, license and operate its properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and the Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such revocation, suspension, termination or impairment individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

          (u)    Each of the Company and the Subsidiaries and ERISA Affiliates (as defined below) has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of ERISA and Section 412 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA) for which the Company or any of the Subsidiaries or ERISA Affiliates have or may have any liability (contingent or otherwise) and each such plan is in compliance in all material respects with the applicable provisions of ERISA and such regulations and published interpretations thereunder. Neither the Company nor any ERISA Affiliate has obtained or applied for a waiver of the minimum funding standards of Section 302 of ERISA or Section 412 of the Code with respect to such plan. Neither the Company nor any of the Subsidiaries or ERISA Affiliates has any material unpaid liability, or reasonably expects to incur any material liability, to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. The Company and the ERISA Affiliates do not contribute to any plans which are subject to Title IV of ERISA. To the Company's knowledge, neither the Company nor any of the Subsidiaries has engaged in any non-exempt "prohibited transactions" under ERISA or the Code that could reasonably be expected to result in a Material Adverse Effect. The term "ERISA Affiliate" means each trade or business (whether or not incorporated) that would be treated as a single employer with the Company under Title IV of ERISA or Section 412 of the Code.

          (v)    The Company is not a party in interest under ERISA or a disqualified person under the Code to any employee benefit plan subject to the fiduciary responsibility part of ERISA or Section 4975 of the Code except for those employee benefit plans covering its employees or the employees of the Subsidiaries.

          (w)    Each of LaBranche & Co. LLC ("LaBCo."), LaBranche Financial Services, Inc. ("LFS"), LaBranche Structured Products, LLC ("LSP") and LaBranche Structured Products Specialists, LLC ("LSPS") is (a) registered as a broker-dealer with the Commission under the Exchange Act and (b) registered with the securities authority of each state in which it is required to be so registered. Each of LaBCo., LFS and LSP is a member organization in good standing with the NYSE and is a member organization of the AMEX.

          (x)    Each of LaBCo., LFS, LSP and LSPS is a broker-dealer subject to the provisions of Regulation T (12 C.F.R. §220) of the Board of Governors of the Federal Reserve System. Each of LaBCo., LFS, LSP and LSPS maintains procedures and internal controls reasonably designed to ensure that it does not extend or maintain credit to or for its customers other than in accordance with the provisions of Regulation T, and management officials of the Company or the Subsidiaries regularly supervise the activities of LaBCo., LFS, LSP and LSPS and the activities of their respective employees in a manner reasonably designed to ensure that none of LaBCo., LFS, LSP or LSPS will extend or maintain credit to or for its customers other than in accordance with the provisions of said Regulation T.

          (y)    There is no franchise, contract or other document of a character that would be required to be described in a prospectus under the Securities Act, which is not described in or incorporated by reference in the Offering Document; and the statements set forth in the Offering Document under the headings "Risk Factors—Risks Related to Our Business—The regulatory environment in which we operate may change, making it difficult for us to maintain our levels of profitability," "—We are subject to extensive regulation under federal and state laws that could result in fines and other penalties" and "—We are subject to securities laws liability and related civil litigation," "Business—Our Specialist Segment—NYSE and AMEX Rules Governing Our Specialist Activities," "Business—Regulatory Matters," "Business—Legal Proceedings,' "Description of Senior Notes," "Description of Other Indebtedness," "Certain Federal Income Tax Consequences" and "Plan of Distribution," in the proxy statement filed April 12, 2004 under the heading "Employment Agreements" and in the 2003 Form 10-K under the headings "Business—Our Specialist Segment—NYSE and AMEX Rules Governing Our Specialist Activities," "Business—Regulatory Matters," "Business—Risk Factors—The regulatory environment in which we operate may change, making it difficult for us to maintain our levels of profitability," and "—We are subject to securities laws liability and related civil litigation," "—Our or our employees' failure to comply with applicable laws and regulations could result (and have resulted) in substantial fines and other penalties," and "Legal Proceedings" fairly summarize in all material respects the matters described therein as of the date hereof and as of the date such statements were made.

          (z)    The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of the Subsidiaries or any of its or their businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of the Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Offering Document.

          (aa)    Other than the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities of the Company with Offered Securities registered pursuant to any Exchange Offer Registration Statement.

          (bb)    The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

          (cc)    Neither the Company nor any of the Subsidiaries or any agent thereof acting on its or their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System. The proceeds of the issuance of the Offered Securities will not be used for the purpose, whether immediate, incidental, or ultimate, of buying or carrying margin stock (as such terms are used in the definition of "purpose credit" in Section 2 of Regulation U, 12 C.F.R. § 221.2).

          (dd)    Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Offered Securities;

          (ee)    No "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company.

          (ff)    Since the respective dates as of which information is given in the Offering Document, other than as set forth in or contemplated by the Offering Document (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and the Subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development which could reasonably be expected to result in a material adverse change in the capital stock or in the long-term debt of the Company or any of the Subsidiaries and (iii) neither the Company nor any of the Subsidiaries has incurred any material liability or obligation, direct or contingent.

          (gg)    The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

          (hh)    When the Offered Securities are issued and delivered pursuant to this Agreement, the Offered Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as any security of the Company that is listed on any national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a U.S. automated inter-dealer quotation system.

          (ii)    The offer and sale of the Offered Securities by the Company to the Initial Purchaser in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof; and it is not necessary to qualify an indenture in respect of the Offered Securities under the Trust Indenture Act.

          (jj)    Neither the Company nor any of its affiliates or any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

        3.    Purchase, Sale and Delivery of Offered Securities.    On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, at a purchase price of (i) 97.25% of the principal amount of the 2009 Notes and (ii) 97.25% of the principal amount of the 2012 Notes, plus, in each case, accrued interest from May 18, 2004 $200,000,000 principal amount of the 2009 Notes and $260,000,000 principal amount of the 2012 Notes. In addition, at the request of the Company, the Initial Purchaser agrees to pay the Company a credit of $375,000.

        The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global Securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Initial Purchaser in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to the Initial Purchaser drawn to the order of the Company at the office of Cleary, Gottlieb, Steen & Hamilton at 10:00 A.M. (New York time), on May 18, 2004, or at such other time and date not later than seven full business days thereafter as the Initial Purchaser and the Company determine, such time and date being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for checking at the above office at least 24 hours prior to the Closing Date.

        4.    Representations by Initial Purchaser; Resale by Initial Purchaser.

          (a)    The Initial Purchaser acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act or as contemplated in the Registration Rights Agreement. The Initial Purchaser represents to and agrees with the Company that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities, only in accordance with Rule 144A or Rule 903 under the Securities Act or as contemplated in the Registration Rights Agreement. Accordingly, neither the Initial Purchaser nor its affiliates, or any person acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and the Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Initial Purchaser agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, the Initial Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

    "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144 if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

    Terms used in this subsection (a) have the meanings given to them by Regulation S.

          (b)    The Initial Purchaser agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except with the prior written consent of the Company.

          (c)    The Initial Purchaser agrees that it and each of its affiliates will not offer or sell the Offered Securities by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Initial Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          (d)    The Initial Purchaser agrees that it has not offered or sold, and prior to the expiration of a period of six months from the Closing Date, it will not offer or sell any Offered Securities to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995.

          (e)    The Initial Purchaser has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act of 2000 (the "FSMA")) received by it in connection with the issue or sale of any Offered Securities in circumstances in which section 21(1) of the FSMA does not apply to the Company.

          (f)    The Initial Purchaser has complied and will comply with all applicable provisions of the FSMA with respect to anything doe my it in relation to the Offered Securities in, from or otherwise involving the United Kingdom.

        5.    Certain Agreements of the Company.    The Company agrees with the Initial Purchaser that:

          (a)    The Company will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without the Initial Purchaser's consent. If, at any time prior to the completion of the resale of the Offered Securities by the Initial Purchaser, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Company promptly will notify the Initial Purchaser of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither the Initial Purchaser's consent to, nor its delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b)    The Company will furnish to the Initial Purchaser copies of the Preliminary Offering Circular, the Offering Circular and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Initial Purchaser requests. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Initial Purchaser and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and Initial Purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Initial Purchaser all such documents.

          (c)    The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such states in the United States as the Initial Purchaser designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Initial Purchaser provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

          (d)    During the period of two years after the Closing Date, the Company will, upon request, furnish to the Initial Purchaser and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

          (e)    During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (f)    During the period of two years after the Closing Date, the Company will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (g)    The Company will pay all expenses incidental to the performance of its obligations under this Agreement and the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Securities (as defined in the Registration Rights Agreement), the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of qualifying the Offered Securities for trading in The PortalSM Market ("PORTAL") of The Nasdaq Stock Market, Inc. and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions as the Initial Purchaser designates and the printing of memoranda relating thereto; (vi) any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities; and (vii) expenses incurred in distributing the Preliminary Offering Circular and the Offering Circular (including any amendments and supplements thereto) to the Initial Purchaser.

          (h)    In connection with the offering, until the Initial Purchaser shall have notified the Company of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

          (i)    For a period beginning on the date hereof and continuing to and including the Closing Date, the Company will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, without the prior written consent of the Initial Purchaser, or publicly disclose the intention to make any such offer, sale, pledge or disposition. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Offered Securities.

          (j)    In connection with the offering, until the Initial Purchaser shall have notified the Company of the completion of the resale of the Offered Securities, neither the Company nor any "affiliated purchaser" (as defined in Rule 100 of Regulation M under the Exchange Act) has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or any securities which would be considered "reference securities" (as defined in Rule 100 of Regulation M under the Exchange Act) or attempt to induce any person to purchase any Offered Securities or "reference securities".

        6.    Conditions of the Obligation of the Initial Purchaser.    The obligation of the Initial Purchaser to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the

Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a)    All the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b)    The Initial Purchaser shall have received a letter, dated the date of this Agreement, of KPMG LLP confirming that they are independent public accountants within the meaning of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder adopted by the Commission and to the effect set forth in Schedule A hereto.

          (c)    Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and the Subsidiaries taken as one enterprise which, in the judgment of the Initial Purchaser, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Initial Purchaser, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the NYSE or any setting of minimum prices for trading on such exchange; or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Initial Purchaser, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

          (d)    The Initial Purchaser shall have received an opinion, dated the Closing Date, of Fulbright & Jaworski LLP, counsel for the Company, to the effect set forth in Schedule B hereto.

          (e)    The Initial Purchaser shall have received an opinion, dated the Closing Date, of outside counsel for the Company that the statements in the Preliminary Offering Circular and the Offering Circular under the captions "Risk Factors—Risks Related to Our Business—The regulatory environment in which we operate may change, making it difficult for us to maintain our levels of profitability," "—We are subject to extensive regulation under federal and state laws that could result in fines and other penalties" and "—We are subject to securities laws liability and related civil litigation," "Business—Our Specialist Segment—NYSE and AMEX Rules Governing Our Specialist Activities," "Business—Regulatory Matters," and "Business—Legal Proceedings," in the proxy statement filed April 12, 2004 under the heading "Employment Agreements" and in the 2003 Form 10-K under the headings "Business—Our Specialist Segment—NYSE and AMEX Rules Governing Our Specialist Activities," "Business—Regulatory Matters," "Business—Risk Factors—The regulatory environment in which we operate may change, making it difficult for us to maintain our levels of profitability," "—We are subject to securities laws liability and related civil litigation," "—Our or our employees' failure to comply with applicable laws and regulations could result (and have resulted) in substantial fines and other penalties," and "Legal Proceedings," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings.

          (f)    The Initial Purchaser shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, as the Initial Purchaser may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (g)    The Initial Purchaser shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements incorporated by reference in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and the Subsidiaries taken as a whole, except as set forth in the Offering Document or as described in such certificate.

          (h)    The Initial Purchaser shall have received a letter, dated the Closing Date, of KPMG LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

          (i)    The Offered Securities shall have been duly listed in PORTAL.

          (j)    On the Closing Date, this Agreement, the Indenture and the Registration Rights Agreement, in form and substance satisfactory to the Initial Purchaser, shall have been duly executed and delivered by the Company and in full force and effect.

          (k)    At or prior to the Closing Date, the Company shall have performed or complied in all material respects with the agreements herein contained and required to be performed or complied with the Company at or prior to the Closing Date.

          (l)    At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Document or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, shall have been issued and no proceedings for those purposes shall have been commenced or shall be pending or, to the knowledge of the Company, threatened. No order suspending the sale of the Offered Securities in any jurisdiction shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, threatened.

The Company will furnish the Initial Purchaser with such conformed copies of such opinions, certificates, letters and documents as the Initial Purchaser may reasonably request. The Initial Purchaser may in its sole discretion waive compliance with any conditions to the obligations of the Initial Purchaser hereunder.

        7.    Indemnification and Contribution.    (a) The Company will indemnify and hold harmless the Initial Purchaser, its partners, members, directors and officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in, or incorporated by reference thereto, the Offering Document, or any amendment or supplement thereto, or in, or incorporated by reference thereto, the Preliminary Offering Circular or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; provided further, that the foregoing indemnity agreement with respect to any Preliminary Offering Circular shall not inure to the benefit of the Initial Purchaser to the extent the Initial Purchaser failed to deliver an Offering Circular (but excluding any documents incorporated by reference therein), as then amended or supplemented (so long as the Offering Circular and any amendment or supplement thereto was provided by the Company to the Initial Purchaser in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date), to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Offering Circular, as so amended or supplemented

          (b)    The Initial Purchaser will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in, or incorporated by reference thereto, the Offering Document or any amendment or supplement thereto, or in, or incorporated by reference thereto, the Preliminary Offering Circular or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Initial Purchaser consists of (i) the following information in the Offering Document: the disclosure concerning over-allotment, stabilizing, covering transactions and penalty bids appearing in the ninth and tenth paragraphs under the caption "Plan of Distribution"; and provided, however, that the Initial Purchaser shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

          (c)   Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

          (d)   If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (e)   The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchaser under this Section shall be in addition to any liability which the Initial Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

        8.     Survival of Certain Representations and Obligations.    The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Initial Purchaser is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Initial Purchaser pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Initial Purchaser is not consummated for any reason other than solely because of the occurrence of any event specified in clause (iii), (iv), (v), (vii) or (vii) of Section 6(c), the Company will reimburse the Initial Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Securities.

        9.     Notices.    All communications hereunder will be in writing and, if sent to the Initial Purchaser, will be mailed, delivered or telegraphed and confirmed to the Initial Purchaser at Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at One Exchange Plaza New York, NY 10006-3008, Attention: Harvey S. Traison.

        10.   Successors.    This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties hereto.

        11.   Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        12.   Applicable Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

        The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        If the foregoing is in accordance with the Initial Purchaser's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Initial Purchaser in accordance with its terms.

Very truly yours,

LABRANCHE & CO INC.
	By:	/s/ HARVEY S. TRAISON
		Name: Title:	Harvey S. Traison Senior Vice President and Chief Financial Officer
The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.
CREDIT SUISSE FIRST BOSTON LLC
By:	/s/ JOSEPH A. MOLLUSO
	Name: Title:	Joseph A. Molluso Director

EXHIBIT A

Subsidiaries of the Company

LaBranche & Co. LLC

LaBranche Financial Services, Inc.

LaBranche Structured Products, LLC

LaBranche Structured Products Specialists, LLC

LaBranche & Co. B.V.

LABDR Services, Inc.

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PURCHASE AGREEMENT
Subsidiaries of the Company